ASURE SOFTWARE

Patrick Goepel, Chief Executive Officer

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:
Statements made in this presentation regarding Asure's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. Such risks and uncertainties could cause actual results to differ from those contained in the forward-looking statements. Please see our SEC filings for details about these risks and uncertainties.

ASURE
SOFTWARE

Company Profile

- Asure Software is an industry leader in providing cloud-based workplace management solutions. Over 3,000 clients deploy our workplace management software products, hardware products, services and support to improve their workforce and workplace processes.

Your Workplace Simplified™

Corporate Mission

- Our mission is to deliver innovative technology with the passion to empower every client's workplace and a commitment to make each workday easier.

Innovative & Flexible Technology

Industry Expertise

Global & Compliant

Asset Optimization

Education & Adoption

Workplace Productivity

Workplace Solutions Portfolio

- **AsureForce™** offers a full suite of time and labor management solutions. Our award-winning cloud based solution is complimented by innovative hardware and professional services that are customized to fit your needs.
- **Meeting Room Manager** helps clients optimize meeting room resources and facilities. Cloud based software and hardware solutions integrate seamlessly and are supported with professional services capabilities to ensure that our clients get the most from their people and facilities.



ASURE SOFTWARE

Value Proposition

- Rapid deployment
- Lower deployment costs
- Ease of integration
- High end-user adoption
- Highly configurable to client business rules
- Proven track record of global installations


Advisor
Partner
Vendor

Asure Client Promise

We will…

- Create Measurable Value for Our Clients
- Delight our Clients
- Work Smart to Make Our Clients Successful

Asure's Time and Labor Management Ecosystem


Indirect Competition
Direct Competition
Time Tracking & Professional Services Automation
task
APPIRIO
OpenAir
QuickArrow
GetMyTime.com
ClickTime
CyberShift
Time & Attendance
ASURE
NOVAtime
SwipeClock
nettime
InfoTronics
Pyramid
TimeAmerica
Wasp
empower
KRONOS
Qqest
Workforce Management
salesforce.com
xactly
NETSUITE
PERFECTsoftware
INFOR
dayforce
KABA
SaaShr.com
workday
Ultimate Software
PeopleSoft
Integrated HR Management
ADP
SAP
sage
ORACLE
Microsoft
IBM

ASURE

T&LM Market Vendor Positioning

Enterprise

Mid-sized Business

Small Business



KRONOS
ADP
KABA
dayforce
workforce performance
INFOR
INFOTRONICS
Employee Attendance
CyberShift
empower
NOVAtime
FEEL THE POWER
ASURE
SaaShr.com
>$310M Market**
Qqest
TimeAmerica
nettime solutions
Pyramid
SwipeClock
GetMyTime.com
ClickTime
Wasp

ASURE

** Source : Census.gov (620k firms with 25 – 500 EEs)

Asure's Meeting Management Ecosystem

Indirect Competition


TRANE
Facility Energy Management
SIEMENS
Schneider Electric
Facility Optimization
CA FM Explorer
CyberMatrix Corporation, Inc.
OFFICESPACE
Room Scheduling
peoplecube
EmergingSoft
ems
Event Management Systems
Schedule Clarity
ASURE
Condeco
People Scheduling

Direct Competition

ASURE

Meeting Management Vendor Positioning


Enterprise
peoplecube
Mid-sized Business
ems
Event Management Systems
ASURE
EmergingSoft
Condeco
>$100M Market**
Small Business
rendezvous
bookmeetingroom.com
conference & meetings rooms management online

ASURE

Market Landscapes

Meeting Room Resource Management

- Market data is not independently analyzed
- No clear market leader
- Asure is the only publically traded company with a solution
- Greater than $100M market potential*

Time & Attendance

- Subset of $32B Human Resource Management Market
- Fragmented mid-sized business space
- Mid-sized business market is more than $300M annually**
- Asure holds 2% market share of mid-market space
- 88% of the Asure business is based in US

ASURE

* Source : Census.gov (Higher Education, Legal and Healthcare)
** Source : Census.gov (620k firms with 25 – 500 Ees)

Asure History To Date


2009
New Executive Team Q4 '09
7/31/09 Fiscal Year : $10m revenue
Losses $9.7m
70% Recurring Revenue
2010
Refocused the Business
$10.0m revenue
Profit 100k excl. 1-times
76% Recurring Revenue
2011
Expanded Sales & Marketing
Acquired ADI Time & Legiant with 30 Resellers
$1.06 Free Cash Flow for Full Year
EBITDA $1.3m / $1.8m excl 1-times
84% Recurring Revenue in Q4 11 (Organic)
2012
Launch New Platform & Mobile Apps
$18.0m revenue
$1.00 Free Cash Flow per Share*
EBITDA 4.0m excl. 1-times

*based on 9/30/2011 shares outstanding

ASURE SOFTWARE

Recent Progress, $M

	2009				2010				2011 Actual				Forecast	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1 '12	2012
Total Revenue	**$2.5**	**$2.3**	**$2.4**	**$2.6**	**$2.5**	**$2.6**	**$2.5**	$2.4	**$2.4**	**$2.4**	**$2.5**	**$3.7**	**$4.1m - $4.2m**	**$18.0**
Total Expense	$3.9	$5.0	$7.0	$2.7	$2.7	$3.7	$2.7	$2.3	$2.4	$2.4	$2.5	$4.3		
EBITDA	**($1.1)**	**($2.4)**	**($4.4)**	**$0.2**	**$0.1**	**($0.8)**	**$0.2**	**$0.3**	**$0.2**	**$0.3**	**$0.3**	**$0.5**		
Net Income	**($1.4)**	**($2.7)**	**($4.7)**	**($0.1)**	**($0.2)**	**($1.0)**	**($0.1)**	**$0.1**	**($0.1)**	**$0.0**	**$0.0**	**($0.6)**		
EPS	($0.44)	($0.85)	($1.50)	($0.02)	($0.06)	($0.33)	($0.04)	$0.02	($0.02)	$0.01	$ 0.01	($0.21)		
Owner's Equity	$10.4	$5.2	$3.9	$3.9	$3.6	$2.6	$2.6	$2.7	$2.7	$2.7	$2.7	$2.1		
Cash	$11.1	$9.8	$3.0	$2.3	$2.0	$0.7	$0.8	$1.1	$1.4	$2.0	$2.7	$1.1		
	New Management			->	->	->	->	->	->	->	->	->	->	->
Adjusted EBITDA				$0.2	$0.1	$0.5	$0.2	$0.4	$0.3	$0.4	$0.5	$0.7	$700 - $800K	$4.0
Adjusted EPS				($0.10)	($0.05)	$0.07	($0.02)	$0.02	$0.00	$0.03	$0.07	$0.06		
Recurring Revenue %*				70%	77%	73%	72%	76%	80%	80%	80%	84%		
Free Cash Flow**				($1.1)	($0.2)	($1.3)	$0.1	$0.2	$0.3	$0.7	$0.8	$1.5	$500 - $650K	$3.0

New Management Q4 '09

•Represents organic revenue only for Q4 '11.
•**Based on shares outstanding as of 9/30/11

ASURE SOFTWARE

Organic Growth - Industry Expertise

Corporate

- NORTEL
- GE
- BLACK&DECKER
- salesforce.com Success On Demand
- Nike
- RUST-OLEUM BRANDS
- AIG
- ca
- gsk GlaxoSmithKline
- LOCKHEED MARTIN
- DELL
- United Way
- Microsoft
- John Hancock

Education

- Northwestern University
- KU The University of Kansas
- Notre Dame
- Duke University
- Embry-Riddle Aeronautical University
- HCDE Harris County Department of Education
- The University of North Carolina at Chapel Hill
- The University of Tennessee UT
- Cornell University

Healthcare

- Kaiser Permanente
- American Red Cross
- The University of Texas MD Anderson Cancer Center
- Sandia National Laboratories
- CDC Centers for Disease Control and Prevention
- Texas Department of Family and Protective Services
- The Ottawa Hospital L'Hôpital d'Ottawa

Legal

- Baker & McKenzie
- Jenner & Block
- Latham & Watkins LLP
- Wilentz, Goldman & Spitzer P.A.
- Frost Brown Todd LLC
- Fish & Richardson P.C.
- Price Law Group A Professional Corporation
- Harmon Law Offices, P.C.

ASURE SOFTWARE

Global Expertise & Opportunity


Global Footprint
12%
88%
Asia Pacific
Eastern Europe/Mid East
Latin America
North America
Western Europe

ASURE

Acquisition Opportunity : Vertical Coverage



200
180
160
140
120
100
80
60
40
20
0
Banking
Business Services
Manufacturing
Distribution
Education
Hospitality
Government
Healthcare
Hospitality
Human Services
Machinery
Insurance
Not For Profit
Other
Recreation
Retail
Transportation
Real Estate
Corporate
Legal
Technology
ADI
Asure

ASURE SOFTWARE

Stage of Market Implementation


Market growth is still large
Stage with Regard to Utilizing Cloud Computing
No plans
7%
9%
7%
4%
Considering
23%
20%
27%
22%
Evaluating
13%
16%
12%
11%
Planning
17%
12%
16%
25%
Piloting
18%
22%
14%
16%
Department-wide
11%
9%
13%
10%
Enterprise-wide
11%
11%
11%
12%
All respondents
U.S.
EMEA
APAC

Base: 636 Total respondents; 234 US respondents; 202EMEA respondents; 200 APAC respondents
Source: CIO Global Cloud Computing Adoption Survey January 2011

ASURE SOFTWARE

Cloud Computing Adoption



HR functions not yet widely virtualized
Which business units within your company are currently using cloud computing solutions?
IT
20,7%
Sales
17,1%
HR
13,1%
Finance
10,4%
Marketing
8,6%
Service
8,1%
Production
6,8%
Logistics
5,4%
Other
5,4%
Controlling
4,5%
0%
5%
10%
15%
20%
25%

ASURE

Poised For Growth

- Strong financial position
- Leading cloud-based solutions
- Complete solutions portfolio
- Large market opportunity
- Proven partner channel


500
400
300
200
100
0
2008
2011
2013
2015
2019
Cloud Computing Service revenue (Bn USD)

ASURE

CONTACT:

David Scoglio
dscoglio@asuresoftware.com
512. 437-2732